UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  August 31, 2018

Item 1. Report to Stockholders.

Green Square Tax Exempt High Income Fund

Institutional Class Shares — GSTAX

Annual Report

www.greensquarefunds.com	August 31, 2018

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Dear Investor,

We are pleased to present you with our first Annual shareholder report for the fiscal period ended August 31, 2018. Since the inception of the Fund on September 15, 2017, we have accomplished the initial goals that we established prior to the launch. As previously reported, the launch and the ramp-up period proceeded smoothly and according to plan, and we are now well into the operational and management phase of the Fund.

The First Period Has Run Smoothly

At the end of its first period of operations, the Fund is managing about $80 million, which in management’s opinion is a strong start for a new Fund.  The increased level of AUM has allowed us to purchase meaningful positions for the portfolio that we believe will be held long-term and represent strong value. As the Fund continues to grow in assets, we will continue to diversify the portfolio. The Fund currently is invested in about fifty-five tax-exempt positions, which should increase to 100 – 125 positions as the Fund matures.  Focusing on project revenue bonds, the investments include senior health care facilities, charter schools, universities, a wallboard manufacturing plant, Master Settlement Tobacco bonds, a specialty pipe manufacturing facility, a mixed-use development and two recycling plants. Our goal is to construct a geographically and sector-diverse portfolio that has a low correlation to other asset classes, and we believe that we are off to a strong start in achieving those goals.

Since inception, we chose to purchase larger positions immediately as opposed to many smaller positions, believing that this strategy would help to stabilize the Fund more quickly, avoid turnover as the Fund grows, and lead to stronger overall performance. This strategy has worked exceptionally well. Likewise, we have avoided any major glitches operationally that might otherwise be associated with a new fund.  In all, everything has been running smoothly.  In many ways, GSTAX has seasoned beyond its short life, and we are excited about its potential as it takes hold and begins to meaningfully grow.

Performance Is Off to a Strong Start

We are also pleased with performance for the six-month period and since inception period ending August 31, 2018 (see table below). GSTAX, the institutional share class that you own, returned 6.40% and 9.50% respectively during those periods, compared to the Bloomberg Barclays’ High Yield Municipal Bond Index of 5.78% and 6.38%, and to the Morningstar peer group average of 3.29% and 3.21%.  Additionally, the Fund’s NAV yield at the end of the period was 5.99% as compared to Morningstar peer group average of 4.01%.
	6	Inception
	Months	(9/15/17)
Green Square Tax Exempt High Income	6.40%	9.50%
Benchmark: BBgBarc HY Muni TR USD	5.78%	6.38%
Peer Group: US Fund High Yield Muni	3.29%	3.21%

We believe that the performance, distribution yield, and stability in the NAV are a direct result of the credit selections made for the portfolio. Green Square prides itself on its thorough investment process and ability to choose the proper credits that have the potential to generate income and capital appreciation over time. Equally important is our ability to avoid many of the pitfalls that lie in the below-investment-grade universe. The ability to successfully navigate in this complex universe is the value we seek to add to the challenge of finding yield in an otherwise low-yield environment. With the exception of an intentional small cash balance, the Fund is fully invested.  We are pleased with the tax-free distribution yield GSTAX has generated, which stands well above its peer group and which we believe is very difficult to replicate in other asset classes. We certainly recognize that the first period is a small sample size, but the Fund is experiencing a strong start and we are pleased with its overall positioning.

Macro-Economic Events Continue to Swirl

This first period has seen more than its fair share of events, ranging from wild swings in the equity markets, an historic tax reform bill, an increase in short-term rates, a turnover in the Federal Reserve ranks, nuclear threats, Washington scandals and the continuing imbroglio that is Washington politics. Throughout all of this, the tax-exempt market and GSTAX have

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

remained stable and remarkably resilient. The Fund has been largely immunized from the rise in short-term rates because it invests in long-term bonds, where there has been more demand than supply as investors continue to search for meaningful yield. This, in turn, has continued to bolster prices in our market and we have avoided any dramatic swings in performance.  Generally, we expect project revenue bonds, the focus of the Fund, to provide a buffer against rising rates. We base this upon the rationale that to the degree a rising rate environment equates to a stronger economy, our projects may be the beneficiaries of that stronger economy, which in turn can lead to stronger operations, stronger profits and balance sheets, and better credit fundamentals – in effect becoming more desirable to own, despite rising rates.   Additionally, the majority of the Fund’s investments are secured by bricks-and-mortar projects that we believe are essential-need facilities, maintain strong underlying collateral value, and have very solid continuing enterprise value.

Additionally, much of the Fund’s resilience can be traced to the low correlation that our market and the projects in which we invest have with any of these events. For example, an assisted living facility in Florida is truly not influenced by the aforementioned events, and the operations generally will continue day in and day out, regardless of what Washington is or is not doing, whether or not the Fed is raising short-term rates, or the gyrations experienced in the equity markets. Our projects generally are tangible bricks and mortar projects that have a life of their own and continue to operate regardless of other events.

Smooth Sailing for the Remainder of 2018 and into 2019

Although we recognize that any given event could have an adverse impact on our market, we believe that the horizon is mainly clear as we look forward towards the end of 2018 and begin to peer into 2019, and our forecast is virtually unchanged from our observations in the semi-annual letter.  Incorporated in this forecast is the belief that Gross Domestic Product, inflation, and Treasury rates will remain in a fairly narrow band, albeit with a modest upward trend, and that the Fed will raise rates slowly and in modest and transparent increments. We believe that our market will rationally absorb these increases without great volatility. We also believe that investors’ search for yield and the long-term supply/demand imbalance that we observe in our market should continue to drive prices higher in our asset class and in the Fund. Our job will be to continue to select the proper credits for the Fund, and if executed properly, the Fund should continue to generate an attractive stream of tax-free income as well as modest capital appreciation.  Overall, we continue to believe that our asset class holds the some of the best potential value – income and capital appreciation – of any fixed income asset class.

GSTAX is an important part of our practice, and we thank you for your trust in us. Green Square’s four cornerstones – seeking value, proprietary credit research, transparency, and accessibility – remain firmly in place as GSTAX continues to grow. We appreciate the opportunity to serve your investment needs today and over the long-term.

Sincerely,

Timothy Pynchon, CFA
Portfolio Manager

Must be preceded or accompanied by a prospectus

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. One cannot invest directly in an index.

Investment grade is a quality designation used by rating agencies for bonds that have little risk of default.

Distribution yield is the most recent distribution per share (annualized) divided by the respective price per share.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

Morningstar High Yield Muni Bond Category Average represents an average of all of the funds in the Morningstar High Yield Muni Bond Category.

Green Square Capital Asset Management, LLC is the Investment Adviser to the Green Square Tax Exempt High Income Fund, which is distributed by Quasar Distributors, LLC.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) — August 31, 2018

Since Inception(1)
Institutional Class	9.50%
Bloomberg Barclays High Yield Municipal Bond Index(2)	6.38%

(1)	The Institutional Class shares commenced operations on September 15, 2017.
(2)
The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an index.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Allocation of Portfolio(1) (Unaudited)
As of August 31, 2018
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of August 31, 2018
(% of Net Assets)

Oregon State Business Development Commission, Series 248-D, 6.500%, 04/01/2031	4.4%
Kountze Economic Development Corp., 15.000%, 11/01/2027	3.9%
Capital Trust Agency, Inc., 10.000%, 11/01/2020	3.8%
New Jersey Economic Development Authority, Series C, 8.000%, 09/01/2019	3.8%
Lake County Florida, Series A1, 7.125%, 01/01/2052	3.3%
Tarrant County Cultural Education Facilities Finance Corp., Series A, 10.000%, 03/15/2023	3.3%
Pennsylvania Economic Development Financing Authority, Series A, 6.750%, 12/01/2053	3.2%
South Carolina Jobs-Economic Development Authority, 6.250%, 02/01/2045	3.0%
Anderson, Indiana Economic Development, 6.000%, 10/01/2042	2.9%
Wisconsin Public Finance Authority, Series B, 7.125%, 06/01/2041	2.9%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Expense Example (Unaudited)
August 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 — August 31, 2018).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(3/1/2018)	(8/31/2018)	(3/1/2018 to 8/31/2018)
Institutional Actual(2)(3)	$1,000.00	$1,064.00	$3.90
Institutional Hypothetical(4) (5% return before expenses)	$1,000.00	$1,021.42	$3.82

1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2018 of 6.40%.
(3)	Excluding interest expense the actual expenses would be $3.80.
(4)	Excluding interest expense the actual expenses would be $3.72.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments
August 31, 2018

	Par	Value

MUNICIPAL BONDS — 95.2%

Arizona — 1.0%
Phoenix Industrial Development Authority, Series B
(Obligor: Gourmet Boutique West, LLC) (a)
5.875%, 11/01/2037	$1,000,000	$815,840

California — 2.6%
California Pollution Control Financing Authority
(Obligor: Calplant I, LLC) (a)
8.000%, 07/01/2039	1,880,000	2,028,858

Colorado — 7.7%
Blue Lake Metropolitan District No 3, Series A
5.250%, 12/01/2048	745,000	745,924
Colorado International Center Metropolitan District No 14
5.875%, 12/01/2046	1,000,000	1,058,410
Lakes at Centerra Metropolitan District No 2, Series A
5.125%, 12/01/2037	500,000	507,175
5.250%, 12/01/2047	1,500,000	1,519,890
Sheridan Station West Metropolitan District
6.000%, 12/01/2047	1,200,000	1,194,948
South Maryland Creek Ranch Metropolitan District, Series A
5.625%, 12/01/2047	1,125,000	1,127,464
		6,153,811

Florida — 10.6%
Capital Trust Agency, Inc.
(Obligor: Voans SW Florida Healthcare, Inc.)
10.000%, 11/01/2020	3,000,000	3,036,690
Capital Trust Agency, Inc., Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group, LLC)
7.000%, 10/01/2049	150,000	147,933
Florida Development Finance Corp., Series A
(Obligor: Tuscan Isle ChampionsGate Obligated Group, LLC)
6.375%, 06/01/2036	150,000	139,819
6.375%, 06/01/2046	520,000	470,439
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group, LLC)
7.125%, 01/01/2052	2,700,000	2,630,961

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments – Continued
August 31, 2018

	Par	Value

MUNICIPAL BONDS — 95.2% (Continued)

Florida — 10.6% (Continued)
Lee County Florida Industrial Development Authority, Series A
(Obligor: VOA Lee County Health Care)
5.375%, 12/01/2032	$500,000	$509,620
5.625%, 12/01/2037	500,000	513,545
5.750%, 12/01/2052	1,000,000	1,025,100
		8,474,107

Georgia — 2.7%
Canton Housing Authority, Series A
(Obligor: Provident Group — Canton Cove Properties, LLC)
6.500%, 07/01/2051	2,175,000	2,166,539

Illinois — 7.5%
Illinois Finance Authority
(Obligor: The Admiral at the Lake)
5.500%, 05/15/2054	1,000,000	1,023,500
Illinois Finance Authority, Series A
(Obligor: Park Place of Elmhurst Obligated Group)
6.200%, 05/15/2030	427,250	421,623
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group, LLC)
5.500%, 12/01/2052	1,345,000	1,345,376
(Obligor: 2018 Blue Island, LLC)
5.800%, 12/01/2053	1,225,000	1,217,589
Village of Bridgeview Illinois, Series A
5.625%, 12/01/2041	2,000,000	1,983,160
		5,991,248

Indiana — 2.9%
Anderson, Indiana Economic Development
(Obligor: Anderson University)
6.000%, 10/01/2042	2,235,000	2,337,698

Iowa — 2.8%
Iowa Finance Authority
(Obligor: Sunrise Manor)
5.750%, 09/01/2043	2,200,000	2,248,290

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, Series A
(Obligor: Baptist Convalescent Center)
6.000%, 11/15/2036	250,000	251,098
6.375%, 11/15/2051	290,000	291,157
		542,255

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments – Continued
August 31, 2018

	Par	Value

MUNICIPAL BONDS — 95.2% (Continued)

Louisiana — 1.7%
Louisiana Local Government Environmental Facilities
& Community Development Authority
5.650%, 11/01/2037	$1,295,000	$1,334,239

New Jersey — 3.8%
New Jersey Economic Development Authority, Series C
(Obligor: The Kintock Group of New Jersey, Inc.)
8.000%, 09/01/2019	3,000,000	2,998,650

New York — 1.1%
Ulster County Capital Resource Corp.
(Obligor: Woodland Pond, Inc.)
5.250%, 09/15/2053	500,000	494,460
Westchester County Industrial Development Agency, Series A
(Obligor: Million Air Two, LLC) (a)
7.000%, 06/01/2046	400,000	412,116
		906,576

Ohio — 8.5%
Buckeye Tobacco Settlement Financing Authority, Series A-2
5.125%, 06/01/2024	2,000,000	1,996,980
County of Montgomery Ohio, Series A
(Obligor: Trousdale Foundation Obligation Group)
6.250%, 04/01/2049	2,000,000	2,002,780
Lake County Port & Economic Development Authority, Series A
(Obligor: Tapestry Wickliffe, LLC)
6.500%, 12/01/2037	550,000	577,577
6.750%, 12/01/2052	2,100,000	2,217,831
		6,795,168

Oregon — 4.4%
Oregon State Business Development Commission, Series 248-D
(Obligor: Red Rock Biofuels, LLC) (a)
6.500%, 04/01/2031	3,500,000	3,506,475

Pennsylvania — 3.8%
Pennsylvania Economic Development Financing Authority, Series A
(Obligor: Tapestry Moon, LLC)
6.500%, 12/01/2038	450,000	463,851
6.750%, 12/01/2053	2,500,000	2,587,425
		3,051,276

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments – Continued
August 31, 2018

	Par	Value

MUNICIPAL BONDS — 95.2% (Continued)

South Carolina — 5.6%
South Carolina Jobs-Economic Development Authority
(Obligor: Repower South Berkeley, LLC) (a)
6.250%, 02/01/2045	$2,300,000	$2,361,778
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: CR River Park, LLC)
7.750%, 10/01/2057	2,200,000	2,136,838
		4,498,616

Tennessee — 1.4%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Series B-1
(Obligor: Trousdale Foundation Obligation Group)
7.500%, 04/01/2049	1,140,000	1,142,257

Texas — 11.5%
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial, LLC)
15.000%, 11/01/2027	3,150,000	3,150,788
New Hope Cultural Education Facilities Finance Corp., Series A
(Obligor: Legacy at Midtown Park)
5.500%, 07/01/2054	1,000,000	993,710
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community, Inc.)
5.750%, 11/15/2037	2,275,000	2,030,096
Tarrant County Cultural Education Facilities Finance Corp., Series A
(Obligor: MRC Senior Living Fort Worth)
10.000%, 03/15/2023	2,600,000	2,599,532
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII, LLC)
6.750%, 12/01/2051	375,000	389,816
		9,163,942

Virgina — 2.2%
Virginia Small Business Financing Authority
(Obligor: Covanta Holding Corp.) (a)
5.000%, 01/01/2048	1,700,000	1,753,465

Washington — 1.7%
Washington State Housing Finance Commission, Series A
(Obligor: Heron’s Key Obligated Group)
7.000%, 07/01/2045	1,150,000	1,247,589
7.000%, 07/01/2050	100,000	108,190
		1,355,779

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments – Continued
August 31, 2018

	Par	Value

MUNICIPAL BONDS — 95.2% (Continued)

Wisconsin — 11.0%
Wisconsin Health & Educational Facilities Authority, Series A
(Obligor: Wisconsin Illinois Senior Housing)
5.250%, 08/01/2048	$1,000,000	$989,530
Wisconsin Health & Educational Facilities Authority, Series C
(Obligor: Covenant Communities, Inc.)
7.000%, 07/01/2043	505,000	500,819
7.500%, 07/01/2053	1,000,000	1,000,830
Wisconsin Public Finance Authority, Series A
(Obligor: Explore Academy)
6.125%, 02/01/2048	1,550,000	1,564,570
(Obligor: Alabama Proton Therapy Center)
6.850%, 10/01/2047	400,000	393,536
Wisconsin Public Finance Authority, Series A-1
(Obligor: Maryland Proton Treatment Center LLC)
6.375%, 01/01/2048	2,000,000	2,029,940
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group, LLC) (a)
7.125%, 06/01/2041	2,280,000	2,316,389
		8,795,614
Total Municipal Bonds
(Cost $75,458,602)		76,060,703

	Shares
SHORT-TERM INVESTMENT — 0.9%
Dreyfus AMT-Free Tax Exempt Cash Management Fund,
Institutional Class, 1.40% (b)
Total Short-Term Investment
(Cost $710,160)	710,160	710,160

Total Investments — 96.1%
(Cost $76,168,762)		76,770,863
Other Assets and Liabilities, Net — 3.9%		3,090,418
Total Net Assets — 100.0%		$79,861,281

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of August 31, 2018, the total value of securities subject to the AMT was $13,194,921 or 16.5% of net assets.
(b)	The rate shown is the annualized seven day effective yield as of August 31, 2018.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Assets and Liabilities
August 31, 2018

ASSETS:
Investments, at value (Cost: $76,168,762)	$76,770,863
Interest receivable	1,558,394
Receivable for capital shares sold	6,009,970
Prepaid expenses	25,562
Total Assets	84,364,789

LIABILITIES:
Payable for distributions to shareholders	50,655
Payable for investment securities purchased	4,088,570
Payable for capital shares redeemed	286,915
Payable to investment adviser	19,633
Payable for fund administration & accounting fees	14,397
Payable for compliance fees	1,999
Payable for transfer agent fees & expenses	6,498
Payable for custody fees	1,203
Payable for trustee fees	116
Accrued expenses	33,522
Total Liabilities	4,503,508

NET ASSETS	$79,861,281

NET ASSETS CONSIST OF:
Paid-in capital	$77,657,488
Accumulated undistributed net realized gain on investments	1,601,692
Net unrealized appreciation of investments	602,101
Net assets	$79,861,281

Shares issued and outstanding(1)	7,724,953
Net asset value, redemption price and offering price per share	$10.34

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Operations
For the Period Ended August 31, 2018(1)

INVESTMENT INCOME:
Interest income	$3,548,412
Total investment income	3,548,412

EXPENSES:
Investment adviser fees (See Note 4)	285,687
Fund administration & accounting fees (See Note 4)	85,671
Transfer agent fees & expenses (See Note 4)	42,059
Federal & state registration fees	34,978
Audit fees	20,997
Compliance fees (See Note 4)	11,525
Custody fees (See Note 4)	9,229
Trustee fees (See Note 4)	9,001
Legal fees	8,253
Other expenses	6,429
Postage & printing fees	5,002
Total expenses before interest expense	518,831
Interest expense (See Note 8)	5,079
Total expenses before waiver	523,910
Less: waiver from investment adviser (See Note 4)	(139,647)
Net expenses	384,263

NET INVESTMENT INCOME	3,164,149

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,601,692
Net change in unrealized appreciation of investments	602,101
Net realized and unrealized gain on investments	2,203,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,367,942

(1)	Inception date of the Fund was September 15, 2017.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Changes in Net Assets

For the Period
Inception(1) through
August 31, 2018
OPERATIONS:
Net investment income	$3,164,149
Net realized gain on investments	1,601,692
Net change in unrealized appreciation on investments	602,101
Net increase in net assets resulting from operations	5,367,942

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	94,191,333
Proceeds from reinvestment of distributions	2,925,291
Payments for shares redeemed	(19,459,136)
Net increase in net assets resulting from capital share transactions	77,657,488

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,164,149)
From net realized gains	—
Total distributions to shareholders	(3,164,149)

TOTAL INCREASE IN NET ASSETS	79,861,281

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $0)	$79,861,281

(1)	Inception date of the Fund was September 15, 2017.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Financial Highlights

For a Fund share outstanding throughout the period.

Institutional Class
For the Period
Inception(1) through
August 31, 2018
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.58
Net realized and unrealized gain on investments	0.34
Total from investment operations	0.92

Less distributions from:
Net investment income	(0.58)
Net realized gains	—
Total distributions	(0.58)
Net asset value, end of period	$10.34

TOTAL RETURN(2)	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$79,861
Ratio of expenses to average net assets:
Before expense waiver(3)	1.01%
After expense waiver(3)	0.74%
Ratio of expenses excluding interest expense to average net assets:
Before expense waiver(3)	1.00%
After expense waiver(3)	0.73%
Ratio of net investment income to average net assets:
After expense waiver(3)	6.09%
Portfolio turnover rate(2)	54%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements
August 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Green Square Tax Exempt High Income Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund commenced operations on September 15, 2017. Organizational costs incurred to establish the Fund and enable it to legally do business, other than Blue Sky registration fees, were paid by Green Square Asset Management, LLC (the “Adviser”) and are not subject to reimbursement by the Fund. The Fund currently offers one class of shares for purchase. The Institutional Class commenced operations on September 15, 2017. The Investor Class has not yet commenced operations as of August 31, 2018. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended August 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended August 31, 2018, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended August 31, 2018.

Security Transactions, Income, and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will declare daily and pay monthly distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements – Continued

their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no reclassifications needed for the period ended August 31, 2018.

Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities — Municipal bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements – Continued
August 31, 2018

that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$76,060,703	$—	$76,060,703
Short-Term Investment	710,160	—	—	710,160
Total Investments	$710,160	$76,060,703	$—	$76,770,863

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term, and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2020 — August 2021	$139,647

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements – Continued
August 31, 2018

average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended August 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception(1) through
August 31, 2018
Shares sold	9,352,522
Shares issued to holders in reinvestment of distributions	287,312
Shares redeemed	(1,914,881)
Net increase in shares outstanding	7,724,953

(1)	Inception date of the Fund was September 15, 2017.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended August 31, 2018, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$—	$—	$100,797,546	$26,958,369

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2018, the Fund’s most recently completed fiscal period end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$1,112,238	$(510,137)	$602,101	$76,168,762

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales.  For the period ended August 31, 2018, there were no differences.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements – Continued
August 31, 2018

At August 31, 2018, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$1,601,692	$ —	$ —	$602,101	$2,203,793

As of August 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable period ended August 31, 2018, the Fund did not defer any qualified late year losses.

For the period ended August 31, 2018, the Fund paid the following distributions to shareholders:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$60,868	$3,103,281	$ —	$3,164,149

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of the gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 25, 2019. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.00% as of August 31, 2018. The interest rate during the period was between 4.25-5.00%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 4.75%. For the period ended August 31, 2018, the Fund’s LOC activity was as follows:

		Amount
	Average	Outstanding as of	Interest	Maximum	Date of Maximum
LOC Agent	Borrowings	August 31, 2018	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$110,603	$ —	$5,079	$3,697,000	4/5/2018

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2018, Charles Schwab & Co., Inc., for the benefit of its customers, owned 73.87% of the outstanding shares of the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Green Square Tax Exempt High Income Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Green Square Tax Exempt High Income Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 15, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2018

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited)
August 31, 2018

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
Independent Trustees

Leonard M. Rush,	Lead	Indefinite	38	Retired, Chief Financial	Independent
CPA	Independent	Term;		Officer, Robert W. Baird	Trustee,
615 E. Michigan St.	Trustee	Since		& Co. Incorporated	ETF Series
Milwaukee, WI 53202	and Audit	April 2011		(2000-2011).	Solutions
Year of Birth: 1946	Committee				(39 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	38	Co-Founder and Chief	Independent
615 E. Michigan St.	and	Term;		Investment Strategist,	Trustee,
Milwaukee, WI 53202	Valuation	Since		Next Generation Wealth	ETF Series
Year of Birth: 1967	Committee	April 2011		Management, Inc.	Solutions
	Chairman			(2005-Present).	(39 Portfolios)
(2012-Present).

David M. Swanson	Trustee	Indefinite	38	Founder and Managing	Independent
615 E. Michigan St.		Term;		Principal, SwanDog	Trustee,
Milwaukee, WI 53202		Since		Strategic Marketing, LLC	ALPS Variable
Year of Birth: 1957		April 2011		(2006-Present).	Investment Trust
(10 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	38	Retired, Executive Vice	None
615 E. Michigan St.	and Trustee	Term;		President, U.S. Bancorp
Milwaukee, WI 53202		Since		Fund Services, LLC
Year of Birth: 1958		January 2011		(1994-2018).

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator, until resigning from the Distributor’s Board on September 21, 2017.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2018

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	Since		Services, LLC
Year of Birth: 1957	Executive	January 2011		(2002-Present).
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	Since		Services, LLC
Year of Birth: 1966	Compliance	April 2013		(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-Present).
Year of Birth: 1973	Financial	January 2011
Officer

Thomas A. Bausch,	Secretary	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
Esq.		Term;		Fund Services, LLC
615 E. Michigan St.		Since		(2016-Present); Associate,
Milwaukee, WI 53202		November 2017		Godfrey & Kahn S.C.
Year of Birth: 1979				(2012-2016).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1973		September 2012		(2005-Present).

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1981		May 2016		(2008-Present).

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1970		May 2016		(2002-Present).

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling
1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, a provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualified for the corporate dividends received deduction for the fiscal year ended August 31, 2018, was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(c) was 0.00%.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Green Square Asset Management, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal period.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. For the fiscal year ended August 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal period audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2018
Audit Fees	$16,000
Audit-Related Fees	$0
Tax Fees	$5,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 8/31/2018
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last period.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Deborah C. Ward
Deborah C. Ward, Acting President

Date    November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Deborah C. Ward
Deborah C. Ward, Acting President

Date    November 7, 2018

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    November 7, 2018